                                    AIM HIGH
                                   YIELD FUND


[AIM LOGO APPEARS HERE]           SEMIANNUAL REPORT                JUNE 30, 1998

                     -------------------------------------

                               AIM HIGH YIELD FUND

                            For shareholders who seek

                         a high level of current income.

                              The Fund invests in a

                         portfolio consisting primarily

                 of high-yielding, lower-rated corporate bonds.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o AIM High Yield Fund's average annual total returns, including sales charges, for periods ended 6/30/98 were as follows. Class A shares: one year, 5.95% (11.21% excluding sales charges); five years, 9.27%; 10 years, 11.00%. Class B shares: one year, 5.32% (10.32% excluding CDSC); since inception (9/1/93), 9.21%. Class C shares: since inception (8/4/97), 6.66% (7.66% excluding sales charges). Total return provided for Class C shares is cumulative total return that has not been annualized.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
  [PHOTO OF        December 31, 1997, equity markets worldwide were still shaken
  Charles T.       by the financial crisis in Asia. By June 30, 1998, the end of
    Bauer,         this six-month reporting period, most markets had recovered
 Chairman of       nicely, with domestic equities producing generous returns and
  THE FUNDS        European markets outpacing the U.S. Only Asian markets
 APPEARS HERE]     remained in the doldrums. High-quality bonds have turned in a solid performance with generous real returns.
                       Good economic news has been arriving almost daily.
                   Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest.
                   The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
    By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances. Even accounting for the steep drop in equities in early August, after the close of this reporting period, equities still have the potential to produce returns above 30% again for the full year. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds--Registered Trademark-- appears on the back cover of this report.
We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS

Comment On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds(R).

Sincerely,


Charles T. Bauer
Chairman

                         -------------------------------
                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.
                         -------------------------------

The Managers' Overview

HIGH YIELD MARKET LIVELY IN FIRST QUARTER, MORE SOBER IN SECOND

A roundtable discussion with the Fund management team for AIM High Yield Fund for the six months ended June 30, 1998.

================================================================================
CURRENT YIELD ADVANTAGE
--------------------------------------------------------------------------------
As of 6/30/98

AIM HIGH YIELD FUND CLASS A SHARES 30-DAY SEC YIELD         8.49%

AIM HIGH YIELD FUND CLASS B SHARES 30-DAY SEC YIELD         8.14%

AIM HIGH YIELD FUND CLASS C SHARES 30-DAY SEC YIELD         8.14%

10-YEAR U.S. TREASURY NOTE                                  5.45%

5-YEAR U.S. TREASURY NOTE                                   5.47%

================================================================================

Q.  HOW DID THE AIM HIGH YIELD FUND PERFORM?

A. The Fund continued to provide attractive current income. As of June 30, 1998, the Fund's 30-day SEC yield at maximum offering price was 8.49% for Class A shares. Class B and C shares each produced a 30-day SEC yield of 8.14%. The Fund held a distinct yield advantage over 10-year and 5-year Treasury Notes. (See the current yield advantage chart below for comparison.)
        After a strong first quarter, the Fund faced a more challenging second quarter, which tempered the total return performance for the reporting period. Total returns were 3.39% for Class A shares, 2.93% for Class B shares, and 3.04% for Class C shares for the six months ended June 30, 1998.
        Long-term, the Fund's performance has been very good. Average annual total return (including sales charges) for the 10-year period ended June 30, 1998 was 11.00% for Class A shares.(See the inside front cover for further long-term performance figures.)

Q.  WHAT WERE THE MAJOR ISSUES INFLUENCING FIXED-INCOME MARKETS?

A. Overall, the first half of 1998 was a favorable environment for bonds. A thriving domestic economy and solid corporate cash flows encouraged fixed-income investors. During May and June, however, concerns about Asia resurfaced and many companies in the high-yield market reported lower than expected earnings.
        As a result, there was a flight to quality into the Treasury market. This resulted in a narrow rally that sent the yield on the 30-year Treasury bond to its lowest levels since the 1960s, falling from 5.95% on April 30, 1998 to 5.63% at the end of the reporting period.

Q.  WHY DIDN'T HIGH-YIELD BONDS PARTICIPATE IN THIS RALLY?

A. Prices of corporate bonds remained weak and yields stayed relatively high compared to Treasuries. There are two major reasons. First of all, as a general rule the high-yield bond market is more sensitive to corporate earnings concerns. A disappointing quarterly earnings report can spark worries about a company's ability to meet its debt obligations. When the effects of the Asian problem on corporate profits became visible during the second quarter, both equity and high-yield bond investors backed away.
        Besides corporate earnings concerns, the other major factor affecting the high-yield market is simply supply and demand. Supplies of high-yield issues have been running at a record pace. During the first quarter, record-breaking quantities of new high-yield debt were placed in the market, and the supply was quickly absorbed by investors. Investor interest waned during the second quarter, but the number of new high-yield issues continued to climb. With large supplies and weak demand, market levels declined.

Q. IS THERE CONCERN THAT MORE COMPANIES WILL DEFAULT ON THEIR HIGH-YIELD OBLIGATIONS?

A. The default rate has slowly increased during 1998. At the end of the reporting period, the trailing 12-month default rate stood at 3.49%, up from 3.0% at year-end 1997. However, few market watchers

                            ------------------------

                             Supplies of high-yield

                            issues have been running

                               at a record pace.

                            ------------------------

See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets

=========================================================================================================
TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
1. Viatel, Inc.                         1.03%        1. Telecommunications (Cellular/Wireless)      8.30%

 2. Dobson Wireline Co.                 0.91         2. Broadcasting (Television, Radio & Cable)    8.14

 3. Airplanes Pass Through Trust        0.89         3. Manufacturing (Specialized)                 6.19

 4. United International Holdings       0.89         4. Telecommunications (Long Distance)          4.83

 5. Carr-Gottstein Foods Co.            0.86         5. Shipping                                    4.68

 6. TFM S.A. de C.V.                    0.85         6. Telephone                                   4.28

 7. Amtran, Inc.                        0.81         7. Gaming, Lottery & Parimutuel Companies      4.09

 8. Kabelmedia Holdings GmbH            0.80         8. Iron & Steel                                3.99

 9. US Xchange LLC                      0.78         9. Oil & Gas (Exploration & Production)        2.95

10. Alpha Shipping PLC                  0.78        10. Retail (Specialty)                          2.84

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=========================================================================================================

    expect to see the double-digit default rates that plagued the high-yield market in 1990. The high-yield debt of today is a different breed from that of the 1980s and early 1990s. Today's high-yield issues have lower default rates overall.

        In the AIM High Yield Fund, there were no defaults during the first six months of 1998. There is still good, strong quality credit in high-yield companies, and our comprehensive credit analysis techniques help us identify it.

Q.  WHAT HAS YOUR STRATEGY BEEN IN THIS CHALLENGING ENVIRONMENT?

A. A diversified portfolio helped the Fund weather the volatility in the high-yield market. Health care, supermarket, cable, and gaming industries were all attractive during the reporting period and enhanced the Fund's performance. Telecommunications, which has been an important component of the portfolio for some time, performed well during the first quarter because of a high level of take-over activity among large companies. However, during the second quarter the supply and demand imbalance weakened the performance in this industry. Nevertheless, we believe in the long-term potential of telecommunications.
        We carefully research the credit history of individual companies to select bonds that are stable or improving. We focus on the single B-rated issues, which we believe provide the best balance between interest rate sensitivity, credit risk, and current income. When interest rates are falling, we don't try to maintain dividend levels by investing in the more speculative sectors of the high-yield market.

Q.  DESCRIBE THE PORTFOLIO AT THE END OF THE REPORTING PERIOD.

A. The Fund had 226 holdings as of June 30, 1998. The weighted average maturity of the portfolio was 7.84 years and its duration was 6.04 years. The average quality rating of the portfolio was B, as measured by Standard and Poor's and Moody's Investors Service, two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

Q.  WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 1998?

A. For the broader domestic bond market, the fundamentals appear sound. With continuing low inflation and a slight slowdown in economic growth, there is little reason for the Federal Reserve Board to raise interest rates. Some investors even consider a monetary easing possible.
        In the high-yield arena, we expect the new issuance level to remain heavy despite recent weakness in the market. That could put more pressure on the secondary market in the short term as the spread between new and existing issues widens. However, we don't expect the widening to be as significant as it was earlier in 1998. Eventually we believe that supply and demand factors will begin to balance out.
        Default rates will likely continue to rise slowly. As the pace of economic activity slows, companies with weaker credit profiles will be exposed. We believe that credit quality will become more of a differentiating factor in total return performance, especially if the economy continues to slow.
        As always, the Fund will strive to maintain an average credit rating of single B. However, going forward we expect to participate more in the higher credit quality BB sector to help insulate the portfolio from too much credit risk.

          See important fund and index disclosures inside front cover.

                      -----------------------------------
                      There is still good, strong quality

                        credit in high-yield companies,

                          and our comprehensive credit

                          analysis techniques help us

                                  identify it.
                      -----------------------------------

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CORPORATE BONDS & NOTES-91.09%

AEROSPACE/DEFENSE-0.67%

Compass Aerospace Corp., Sr.
  Sub. Notes, 10.125%,
  04/15/05(a)
  (Acquired 04/15/98-06/29/98;
  Cost $10,229,125)               $ 10,150,000   $   10,454,500
---------------------------------------------------------------
Earthwatch Inc., Sr. Notes,
  12.50%, 03/01/01(a)(b)
  (Acquired 03/14/97; Cost
  $15,500,000)                      15,500,000       15,577,500
---------------------------------------------------------------
                                                     26,032,000
---------------------------------------------------------------

AIR FREIGHT-0.77%

Atlas Air, Inc.,
  Sr. Notes, 10.75%, 08/01/05       16,750,000       17,880,626
---------------------------------------------------------------
  Sr. Notes, 9.25%, 04/15/08(a)
  (Acquired 04/07/98; Cost
  $12,213,960)                      12,230,000       12,291,150
---------------------------------------------------------------
                                                     30,171,776
---------------------------------------------------------------

AIRLINES-1.79%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19     31,520,000       34,770,658
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04           29,750,000       31,758,125
---------------------------------------------------------------
World Airways, Inc., Conv. Sub.
  Deb., 8.00%, 08/26/04(a)
  (Acquired 08/21/97; Cost
  $5,000,000)                        5,000,000        3,175,000
---------------------------------------------------------------
                                                     69,703,783
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.51%

Advance Holding Corp., Sr. Disc.
  Deb., 12.875%, 04/15/09(a)(c)
  (Acquired 04/07/98-04/27/98;
  Cost $7,813,149)                  14,000,000        8,330,000
---------------------------------------------------------------
Advance Stores Co., Sr. Sub
  Notes, 10.25%, 04/15/08(a)
  (Acquired 04/07/98-04/27/98;
  Cost $18,718,750)                 18,680,000       19,520,600
---------------------------------------------------------------
Exide Corp., Conv. Sr. Disc.
  Sub. Notes, 2.90%, 12/15/05(a)
  (Acquired 12/19/96-04/07/98;
  Cost $13,422,710)                 20,700,000       13,005,604
---------------------------------------------------------------
Newcor, Inc., Sr. Sub. Notes,
  9.875%, 03/01/08(a)
  (Acquired 02/27/98-03/04/98;
  Cost $17,693,871)                 17,700,000       18,009,750
---------------------------------------------------------------
                                                     58,865,954
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.78%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 8.35%,
  06/20/20(d)                      125,000,000       30,303,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-7.02%

Capstar Broadcasting Partners,
  Sr. Disc. Notes, 12.75%,
  02/01/09(c)                       28,500,000       21,945,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Cumulus Media, Inc., Sr. Sub.
  Notes, 10.375%, 07/01/08        $  8,000,000   $    8,120,000
---------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Notes, 11.75%,
  12/15/05(c)                       35,700,000       29,720,250
---------------------------------------------------------------
Digital TV Services LLC, Sr.
  Gtd. Sub. Notes, 12.50%,
  08/01/07                          26,000,000       29,900,000
---------------------------------------------------------------
EchoStar DBS Corp., Sr. Sec.
  Gtd. Notes, 12.50%, 07/01/02      11,230,000       12,661,825
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(c)                       32,750,000       21,451,250
---------------------------------------------------------------
Frontiervision Holdings LP, Sr.
  Disc. Notes, 11.875%,
  09/15/07(c)                       27,480,000       21,846,600
---------------------------------------------------------------
International CableTel, Inc.,
  Sr. Notes, 11.50%, 02/01/06(c)    24,200,000       19,965,000
---------------------------------------------------------------
Kabelmedia Holdings GmbH
  (Germany), Sr. Yankee Unsec.
  Disc. Notes, 13.625%,
  08/01/06(c)                       40,000,000       31,200,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr.
  Disc. Notes, 11.875%
  10/15/07(c)                       47,250,000       27,523,125
---------------------------------------------------------------
Park N View, Inc., Sr. Notes,
  13.00%, 05/15/08(a)(e)
  (Acquired 05/20/98-05/21/98;
  Cost $15,416,875)                 15,400,000       15,207,500
---------------------------------------------------------------
United International Holdings,
  Series B Sr. Disc. Notes,
  10.75%, 02/15/08(c)               55,550,000       34,718,750
---------------------------------------------------------------
                                                    274,259,300
---------------------------------------------------------------

BUILDING MATERIALS-0.51%

Imperial Home Decor Group, Sr.
  Sub. Notes, 11.00%,
  03/15/08(a)
  (Acquired 03/11/98-04/02/98;
  Cost $19,210,375)                 19,100,000       19,864,000
---------------------------------------------------------------

CHEMICALS-0.51%

Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                          19,990,000       20,089,950
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.49%

Key Plastics, Inc.,
  Sr. Notes, 14.00%, 11/15/99        1,900,000        2,085,250
---------------------------------------------------------------
  Sr. Sub. Notes, 10.25%,
    03/15/07                        14,000,000       14,595,000
---------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Sub. Notes, 11.125%, 07/01/06     13,000,000       14,170,000
---------------------------------------------------------------
Trans-Resources Inc.,
  Series B Sr. Unsec. Disc.
  Notes, 12.00%, 03/15/08(c)        26,000,000       15,210,000
---------------------------------------------------------------
  Series B Sr. Unsec. Notes,
  10.75%, 03/15/08                  11,700,000       12,138,750
---------------------------------------------------------------
                                                     58,199,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
COMPUTERS (NETWORKING)-0.48%

Exodus Communications, Inc., Sr.
  Notes, 11.25%, 07/01/08(a)
  (Acquired 06/26/98; Cost
  $18,660,000)                    $ 18,660,000   $   18,823,275
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.33%

Commemorative Brands, Sr. Sub.
  Notes, 11.00%, 01/15/07           12,751,000       13,037,897
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-1.28%

BPC Holding Corp., Series B Sr.
  Sec. Notes, 12.50%, 06/15/06      17,120,000       18,489,600
---------------------------------------------------------------
MVE Inc., Sr. Sec. Notes,
  12.50%, 02/15/02                  19,250,000       19,538,750
---------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
  11.25%, 04/01/07                  10,930,000       12,023,000
---------------------------------------------------------------
                                                     50,051,350
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.69%

Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03                          16,340,000       17,442,950
---------------------------------------------------------------
Fleming Companies, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  10.625%, 07/31/07                 20,700,000       21,631,500
---------------------------------------------------------------
Nebco Evans Holding Co., Sr.
  Disc. Notes, 12.375%,
  07/15/07(c)                       38,760,000       26,938,200
---------------------------------------------------------------
                                                     66,012,650
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.21%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(c)        18,802,000        8,366,890
---------------------------------------------------------------

ENTERTAINMENT-1.15%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(c)                       43,132,000       27,820,140
---------------------------------------------------------------
Silver Cinemas, Inc., Sr. Sub.
  Notes, 10.50%, 04/15/05(a)
  (Acquired 04/09/98-06/04/98;
  Cost $16,838,750)                 16,750,000       16,917,500
---------------------------------------------------------------
                                                     44,737,640
---------------------------------------------------------------

FOODS-1.68%

Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                          20,720,000       23,310,000
---------------------------------------------------------------
Favorite Brands International,
  Inc., Sr. Notes, 10.75%,
  05/15/06(a)
  (Acquired 05/14/98-05/15/98;
  Cost $17,655,000)                 17,600,000       17,820,000
---------------------------------------------------------------
RAB Enterprise, Inc.,
  Sr. Notes, 10.50%, 05/01/05(a)
  (Acquired 04/28/98; Cost
  $9,350,000)                        9,350,000        9,443,500
---------------------------------------------------------------
  Sr. Notes, 13.00%, 05/01/08(a)
  (Acquired 04/28/98; Cost
  $15,000,000)                      15,000,000       15,150,000
---------------------------------------------------------------
                                                     65,723,500
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-4.09%

Alliance Gaming Corp., Sr.
  Unsec. Gtd. Notes, 10.00%,
  08/01/07                          17,500,000       17,587,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
GAMING, LOTTERY & PARIMUTUEL
COMPANIES-(CONTINUED)

Aztar Corp., Sr. Sub. Notes,
  13.75%, 10/01/04                $ 19,710,000   $   22,420,125
---------------------------------------------------------------
Coast Hotels & Casinos Inc.,
  Series B Sec. First Mortgage
  Gtd. Notes, 13.00%, 12/15/02      23,760,000       27,442,800
---------------------------------------------------------------
Resort At Summerlin LP, Sr. Sub.
  Notes, 13.00%, 12/15/07(a)
  (Acquired 12/23/97-06/15/98;
  Cost $25,402,791)                 25,324,033       26,452,146
---------------------------------------------------------------
Showboat Marina Casino
  Partnership & Showboat Marina
  Financial Corp., Series B Sec.
  First Mortgage Notes, 13.50%,
  03/15/03                          21,600,000       25,596,000
---------------------------------------------------------------
Venetian Casino/LV Sands,
  Sec. Gtd. Mortgage Notes,
  12.25%, 11/15/04                  18,300,000       18,986,250
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.00%,
  11/15/05(c)                       22,900,000       21,297,000
---------------------------------------------------------------
                                                    159,781,821
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.49%

Global Health Sciences, Inc.,
  Sr. Notes, 11.00%, 05/01/08(a)
  (Acquired 04/17/98-05/01/98;
  Cost $18,899,484)                 19,400,000       19,303,000
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.60%

Paragon Health Networks Inc.,
  Series B Sr. Unsec. Disc. Sub.
  Notes, 10.50%, 11/01/07(c)        35,350,000       23,507,750
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.23%

Alaris Medical Systems Inc., Sr.
  Unsec. Gtd. Sub. Deb., 9.75%,
  01/01/06                          22,870,000       23,327,400
---------------------------------------------------------------
Alliance Imaging Inc., Sr. Sub.
  Notes, 9.94%, 12/15/05            20,000,000       20,200,000
---------------------------------------------------------------
Dade International Inc., Series
  B Sr. Sub. Notes, 11.125%,
  05/01/06                          15,710,000       17,752,300
---------------------------------------------------------------
Mediq, Inc., Sr. Disc. Deb.,
  13.00%, 06/01/09(a)(f)
  (Acquired 05/21/98; Cost
  $10,092,086)                      18,750,000       10,312,500
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.00%,
  06/01/08(a) (Acquired 05/21/98;
  Cost $15,020,000)                 15,020,000       15,545,700
---------------------------------------------------------------
                                                     87,137,900
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.49%

Dynacare Inc.(Canada), Sr.
  Yankee Notes, 10.75%, 01/15/06     5,392,000        5,729,000
---------------------------------------------------------------
Pediatric Services of America,
  Series A Sr. Unsec. Gtd. Sub.
  Notes, 10.00%, 04/15/08           13,285,000       13,218,575
---------------------------------------------------------------
                                                     18,947,575
---------------------------------------------------------------

HOMEBUILDING-1.49%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06           16,040,000       17,243,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
HOMEBUILDING-(CONTINUED)

Engle Homes, Inc., Sr. Unsec.
  Gtd. Notes, 9.25%, 02/01/08     $ 21,850,000   $   21,686,125
---------------------------------------------------------------
Schuler Homes Inc., Sr. Notes,
  9.00%, 04/15/08(a)
  (Acquired 04/30/98; Cost
  $19,091,035)                      19,400,000       19,109,000
---------------------------------------------------------------
                                                     58,038,125
---------------------------------------------------------------

HOUSEWARES-0.81%

Decora Industries, Inc., Sr.
  Sec. Notes, 11.00%, 05/01/05(a)
  (Acquired 04/24/98; Cost
  $20,853,574)                      21,350,000       20,816,250
---------------------------------------------------------------
Zeta Consumer Products Corp.,
  Sr. Notes, 11.25%, 11/30/07(a)
  (Acquired 11/20/97-01/13/98;
  Cost $15,550,500)                 15,480,000       10,913,400
---------------------------------------------------------------
                                                     31,729,650
---------------------------------------------------------------

IRON & STEEL-3.98%

Acme Metal, Inc., Sr. Unsec.
  Gtd. Notes, 10.875%, 12/15/07     21,584,000       18,454,320
---------------------------------------------------------------
GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%,
  09/01/04                          15,755,000       17,133,563
---------------------------------------------------------------
  Sr. Notes, 12.25%, 10/01/05       14,525,000       16,122,750
---------------------------------------------------------------
Gulf States Steel Corp., First
  Mortgage Notes, 13.50%,
  04/15/03                          23,460,000       22,873,500
---------------------------------------------------------------
Schuff Steel Co., Sr. Notes,
  10.50%, 06/01/08(a)
  (Acquired 06/01/98-06/03/98;
  Cost $18,875,000)                 18,850,000       18,897,125
---------------------------------------------------------------
Sheffield Steel Corp., First
  Mortgage Notes, 11.50%,
  12/01/05                          19,100,000       19,195,500
---------------------------------------------------------------
Weirton Steel Corp., Sr. Notes,
  11.375%, 07/01/04                 19,600,000       21,094,500
---------------------------------------------------------------
WHX Corp., Sr. Unsec. Notes,
  10.50%, 04/15/05                  21,200,000       21,624,000
---------------------------------------------------------------
                                                    155,395,258
---------------------------------------------------------------

LODGING-HOTELS-1.08%

American Skiing Corp., Series B
  Sr. Sub. Notes, 12.00%,
  07/15/06                          18,000,000       20,295,000
---------------------------------------------------------------
Booth Creek Ski Holdings,
  Sr. Notes, 12.50%, 03/15/07       17,610,000       19,062,825
---------------------------------------------------------------
  Sr. Notes, 12.50%, 03/15/07(a)
  (Acquired 02/23/98; Cost
  $2,700,000)                        2,700,000        2,922,750
---------------------------------------------------------------
                                                     42,280,575
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.89%

National Equipment Services, Sr.
  Sub. Notes, 10.00%, 11/30/04(a)
  (Acquired 12/02/97-04/03/98;
  Cost $19,628,928)                 20,000,000       20,300,000
---------------------------------------------------------------
Neff Corp., Sr. Sub. Notes,
  10.25%, 06/01/08(a)
  (Acquired 05/22/98-06/03/98;
  Cost $14,007,500)                 14,000,000       14,280,000
---------------------------------------------------------------
                                                     34,580,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
MANUFACTURING (DIVERSIFIED)-1.47%

Elgin National Industries, Sr.
  Unsec. Gtd. Sub. Notes,
  11.00%, 11/01/07                $ 17,640,000   $   18,786,600
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07      14,690,000       15,791,750
---------------------------------------------------------------
Interlake Corp., Sr. Sub. Deb.,
  12.125%, 03/01/02                 22,050,000       22,849,313
---------------------------------------------------------------
                                                     57,427,663
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-6.19%

Berry Plastics Corp., Sr. Sub.
  Notes, 12.25%, 04/15/04           12,500,000       13,656,250
---------------------------------------------------------------
Brand Scaffold Services, Inc.,
  Sr. Notes, 10.25%, 02/15/08(a)
  (Acquired 02/20/98-04/01/98;
  Cost $26,272,500)                 25,700,000       26,214,000
---------------------------------------------------------------
Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           18,975,000       21,394,312
---------------------------------------------------------------
Derby Cycle Corp., Sr. Notes,
  10.00%, 05/15/08(a)
  (Acquired 05/07/98; Cost
  $17,600,000)                      17,600,000       17,556,000
---------------------------------------------------------------
EV International Inc., Series A
  Sr. Unsec. Sub. Notes, 11.00%,
  03/15/07                          22,350,000       20,450,250
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Notes, 11.00%, 02/01/08           18,300,000       19,123,500
---------------------------------------------------------------
MMI Products Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07      17,140,000       18,854,000
---------------------------------------------------------------
Neenah Corp., Sr. Sub. Notes,
  11.125%, 05/01/07                  4,000,000        4,380,000
---------------------------------------------------------------
  Series C Sr. Sub. Notes,
  11.125%, 05/01/07                 15,000,000       16,425,000
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  26,140,000       26,270,700
---------------------------------------------------------------
Precise Technology Inc., Sr.
  Unsec. Gtd. Sub., 11.125%,
  06/15/07(a)
  (Acquired 06/10/97-04/02/98;
  Cost $20,346,750)                 19,900,000       20,397,500
---------------------------------------------------------------
Simmons Co., Sr. Sub. Notes,
  10.75%, 04/15/06                  16,800,000       18,060,000
---------------------------------------------------------------
Steel Heddle Manufacturing Co.,
  Sr. Sub. Notes, 10.625%,
  06/01/08(a)
  (Acquired 05/21/98-06/18/98;
  Cost $18,766,000)                 18,700,000       18,840,250
---------------------------------------------------------------
                                                    241,621,762
---------------------------------------------------------------

METALS MINING-1.93%

Centaur Mining & Exploration,
  Ltd. (Australia), Sr. Gtd.
  Notes, 11.00%, 12/01/07(a)
  (Acquired 11/24/97-02/18/98;
  Cost $27,917,500)                 27,800,000       28,425,500
---------------------------------------------------------------
Doe Run Resources Corp., Sr.
  Notes, Sr. Notes, 11.25%,
  03/15/05(a) (Acquired 03/06/98;
  Cost $12,849,000)                 12,790,000       13,109,750
---------------------------------------------------------------
  Sr. Sub. Notes, 12.00%,
  03/15/03(a) (Acquired 03/06/98;
  Cost $10,000,000)                 10,000,000       10,150,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
METALS MINING-(CONTINUED)

Lodestar Holdings, Inc.
  (Canada), Sr. Notes, 11.50%,
  05/15/05(a)
  (Acquired 05/12/98-06/18/98;
  Cost $23,570,000)               $ 23,600,000   $   23,600,000
---------------------------------------------------------------
                                                     75,285,250
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.53%

CEX Holdings, Inc., Sr. Sub. Notes,
  9.625%, 06/01/08(a)
  (Acquired 05/20/98; Cost
  $10,680,000)                      10,680,000       10,880,250
---------------------------------------------------------------
United Stationer Supply Co., Sr.
  Sub. Notes, 12.75%, 05/01/05      19,021,000       21,779,045
---------------------------------------------------------------
US Office Products Co., Sr. Sub.
  Notes, 9.75%, 06/15/08(a)
  (Acquired 06/05/98-06/19/98;
  Cost $26,737,601)                 26,800,000       27,101,500
---------------------------------------------------------------
                                                     59,760,795
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.48%

Rutherford-Moran Oil Corp., Sr.
  Unsec. Gtd. Sub. Notes,
  10.75%, 10/01/04                  17,400,000       18,705,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.49%

Ocean Rig Norway A.S. (Norway),
  Sr. Sec. Gtd. Notes, 10.25%,
  06/01/08(a) (Acquired 05/19/98;
  Cost $19,933,000)                 19,933,000       19,036,015
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.95%

Abraxas Petroleum Corp., Series
  D Sr. Unsec. Gtd. Notes,
  11.50%, 11/01/04                  19,290,000       19,965,150
---------------------------------------------------------------
Canadian Forest Oil Ltd.
  (Canada), Sr. Sub. Notes,
  8.75%, 09/15/07(a)
  (Acquired 01/28/98; Cost
  $29,273,000)                      29,200,000       28,470,000
---------------------------------------------------------------
Chesapeake Energy Corp., Sr.
  Notes, 9.625%, 05/01/05(a)
  (Acquired 04/17/98-06/11/98;
  Cost $15,755,000)                 15,760,000       15,838,800
---------------------------------------------------------------
Gerrity Oil & Gas Corp., Sr.
  Sub. Notes, 11.75%, 07/15/04      14,750,000       16,003,750
---------------------------------------------------------------
Kelley Oil & Gas Corp.,
  Series B Sr. Gtd. Sub. Notes,
  10.375%, 10/15/06                 20,150,000       20,452,250
---------------------------------------------------------------
  Series C Sr. Sub Notes,
  10.375%, 10/15/06(a)
  (Acquired 05/26/98; Cost
  $9,896,250)                        9,750,000        9,896,250
---------------------------------------------------------------
Southwest Royalties, Inc., Sr.
  Gtd. Notes, 10.50%, 10/15/04       5,569,000        4,483,045
---------------------------------------------------------------
                                                    115,109,245
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.24%

American Pad & Paper Co., Series
  B Sr. Sub. Notes, 13.00%,
  11/15/05                           8,420,000        8,546,300
---------------------------------------------------------------
National Fiberstok Corp., Series
  B Sr. Notes, 11.625%, 06/15/02    23,790,000       25,098,450
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
PAPER & FOREST PRODUCTS-(CONTINUED)

SF Holdings Group, Inc., Sr.
  Disc. Notes, 12.75%,
  03/15/08(a)(c)(g)
  (Acquired 03/05/98-05/05/98;
  Cost $15,331,773)               $ 27,000,000   $   14,580,000
---------------------------------------------------------------
                                                     48,224,750
---------------------------------------------------------------

POWER PRODUCER (INDEPENDENT)-0.64%

Panda Global Energy Co. (China),
  Sr. Yankee Gtd. Sec. Notes,
  12.50%, 04/15/04                  13,262,000       12,134,730
---------------------------------------------------------------
  Series A-1 Pooled Project
  Bonds, 11.625%, 08/20/12          11,775,869       12,894,577
---------------------------------------------------------------
                                                     25,029,307
---------------------------------------------------------------

PUBLISHING-0.46%

Liberty Group Publishing Inc.,
  Sr. Unsec. Disc. Notes,
  11.625%, 02/01/09(c)              29,350,000       18,050,250
---------------------------------------------------------------

RAILROADS-0.85%

TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes,
  11.75%, 06/15/09(c)               52,000,000       33,280,000
---------------------------------------------------------------

RESTAURANTS-0.83%

AFC Enterprises, Sr. Sub. Notes,
  10.25%, 05/15/07                  18,240,000       19,425,600
---------------------------------------------------------------
Planet Hollywood International,
  Inc., Sr. Unsec. Sub. Notes,
  12.00%, 04/01/05                  14,288,000       12,930,640
---------------------------------------------------------------
                                                     32,356,240
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.95%

Carr-Gottstein Foods Co., Sr.
  Sub. Notes, 12.00%, 11/15/05      29,955,000       33,549,600
---------------------------------------------------------------
Cumberland Farms Inc., Sec.
  Notes, 10.50%, 10/01/03           18,777,000       19,058,655
---------------------------------------------------------------
Jitney-Jungle Stores of America
  Inc., Sr. Gtd. Notes, 12.00%,
  03/01/06                          20,905,000       23,727,175
---------------------------------------------------------------
                                                     76,335,430
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.60%

Plainwell, Inc., Sr. Sub. Notes,
  11.00%, 03/01/08(a)
  (Acquired 03/03/98-04/01/98;
  Cost $23,735,537)                 23,380,000       23,613,800
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.84%

Amazon.com, Inc. Sr. Disc. Notes,
  10.00%, 05/01/08(a)(c)
  (Acquired 05/05/98-06/03/98;
  Cost $30,195,570)                 48,760,000       29,865,500
---------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub.
  Deb., 11.00%, 11/01/06            18,245,000       20,115,112
---------------------------------------------------------------
Icon Health & Fitness Inc.,
  Series B Sr. Sub. Notes,
  13.00%, 07/15/02                  20,930,000       21,034,650
---------------------------------------------------------------
Selmer Co., Inc., Sr. Gtd. Sub.
  Notes, 11.00%, 05/15/05           18,920,000       20,622,800
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Wilsons-The Leather Experts
  Inc., Sr. Notes, 11.25%,
  08/15/04                        $ 18,290,000   $   19,295,950
---------------------------------------------------------------
                                                    110,934,012
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.94%

Big 5 Corp., Sr. Unsec. Notes
  10.875%, 11/15/07                 20,350,000       21,011,375
---------------------------------------------------------------
Big 5 Holdings Corp., Sr. Disc.
  Notes, 13.45%, 11/30/08(a)(c)
  (Acquired 02/03/98; Cost
  $10,000,000)                      10,000,000        5,625,000
---------------------------------------------------------------
GFSI Holdings, Inc., Sr. Disc.
  Notes, 11.375%, 09/15/09          20,000,000       22,450,000
---------------------------------------------------------------
J Crew Group, Sr. Sec. Disc.
  Deb., 13.125%, 10/15/08(c)        15,780,000        8,915,700
---------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07          18,245,000       17,606,425
---------------------------------------------------------------
                                                     75,608,500
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.47%

MDC Communications Corp.
  (Canada), Sr. Yankee Unsec.
  Sub. Notes, 10.50%, 12/01/06      17,470,000       18,343,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.82%

Coinmach Corp., Series D Sr.
  Unsec. Notes, 11.75%, 11/15/05    25,350,000       28,392,000
---------------------------------------------------------------
Hydrochem Industrial Service,
  Series B Sr. Sec. Gtd. Sub.
  Notes, 10.375%, 08/01/07          21,300,000       21,832,500
---------------------------------------------------------------
Localiza Rent A Car (Brazil),
  Sr. Gtd. Notes, 10.25%,
  10/01/05                          25,250,000       20,831,250
---------------------------------------------------------------
                                                     71,055,750
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.51%

Dialog Corp. PLC (United
  Kingdom), Series A Sr. Sub.
  Notes, 11.00%, 11/15/07           18,000,000       19,800,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.42%

DecisionOne Holdings Corp., Sr.
  Disc. Deb., 11.50%,
  08/01/08(c)(h)                    27,085,000       16,318,712
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.48%

MSX International, Inc., Sr.
  Sub. Notes, 11.375%, 01/15/08(a)
  (Acquired 01/16/98-03/11/98;
  Cost $18,263,525)                 18,130,000       18,764,550
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.91%

ATC Group Services, Inc., Sr.
  Sub. Notes, 12.00%, 01/15/08(a)
  (Acquired 01/22/98-03/23/98;
  Cost $15,110,562)                 14,950,000       13,828,750
---------------------------------------------------------------
Metal Management, Inc., Sr. Sub.
  Notes, 10.00%, 05/15/08(a)
  (Acquired 05/26/98-06/10/98;
  Cost $21,705,500)                 21,900,000       21,626,250
---------------------------------------------------------------
                                                     35,455,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

SHIPPING-4.49%

Alpha Shipping PLC (United
  Kingdom), Sr. Notes, 9.50%,
  02/15/08(a)
  (Acquired 02/11/98-02/25/98;
  Cost $31,811,791)               $ 32,300,000   $   30,604,250
---------------------------------------------------------------
American Reefer Co. Ltd., First
  Pfd. Ship Mortgage Notes,
  10.25%, 03/01/08(a)
  (Acquired 02/27/98-03/31/98;
  Cost $15,564,125)                 15,500,000       15,577,500
---------------------------------------------------------------
Holt Group, Sr. Notes, 9.75%,
  01/15/06(a)
  (Acquired 01/14/98-02/24/98;
  Cost $23,024,225)                 22,760,000       22,418,600
---------------------------------------------------------------
MC Shipping, Inc., Sr. Notes,
  11.25%, 03/01/08(a)
  (Acquired 03/05/98-05/08/98;
  Cost $24,811,162)                 24,690,000       24,813,450
---------------------------------------------------------------
Navigator Gas Transport PLC
  (United Kingdom), Notes,
  10.50%, 06/30/07(a)
  (Acquired 07/31/97-09/04/97;
  Cost $18,716,250)                 18,520,000       19,399,700
---------------------------------------------------------------
Pacific & Atlantic Holdings,
  First Pfd. Ship Mortgage
  Notes, 11.50%, 05/30/08(a)
  (Acquired 05/21/98; Cost
  $20,675,790)                      20,980,000       20,350,600
---------------------------------------------------------------
Pegasus Shipping Hellas Co.
  (Bermuda), Sr. Sec. Gtd. First
  Pfd. Ship Mortgage Notes,
  11.875%, 11/15/04(a)
  (Acquired 11/19/97-12/19/97;
  Cost $21,801,674)                 22,500,000       22,893,750
---------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Yankee Notes, 10.625%,
  06/01/08                          18,680,000       19,030,250
---------------------------------------------------------------
                                                    175,088,100
---------------------------------------------------------------

TELECOMMUNICATIONS-1.20%

Convergent Communications, Sr.
  Notes, 13.00%, 04/01/08(a)(i)
  (Acquired 03/26/98; Cost
  $23,500,000)                      23,500,000       22,912,500
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Disc. Notes, 12.50%,
  02/15/08(a)(c)(j)
  (Acquired 01/26/98-05/18/98;
  Cost $23,693,973)                 40,550,000       24,127,250
---------------------------------------------------------------
                                                     47,039,750
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-5.98%

Clearnet Communications Inc.
  (Canada), Sr. Yankee Disc.
  Notes, 14.75%, 12/15/05(c)        29,320,000       24,775,400
---------------------------------------------------------------
GST Equipment, Inc., Sr. Sec.
  Notes, 13.25%, 05/01/07           12,950,000       14,924,875
---------------------------------------------------------------
GST Telecommunications, Inc.,
  Sr. Disc. Notes, 10.50%,
  05/01/08(a)(c)
  (Acquired 04/29/98; Cost
  $9,143,642)                       15,000,000        9,112,500
---------------------------------------------------------------
HighwayMaster Communications,
  Inc., Sr. Notes, 13.75%,
  09/15/05                          20,310,000       15,232,500
---------------------------------------------------------------
Microcell Telecommunications
  Inc., Sr. Disc. Notes, 14.00%,
  06/01/06(c)                       29,500,000       22,198,750
---------------------------------------------------------------
Nextel International, Inc., Sr.
  Disc. Notes, 12.125%,
  04/15/08(a)(c) (Acquired 03/09/98;
  Cost $20,909,058)                 36,750,000       21,590,625
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

PageMart Wireless, Inc., Sr.
  Sub. Disc. Notes, 11.25%,
  02/01/08(c)                     $ 36,040,000   $   21,984,400
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec.
  Notes,
  11.125%, 06/01/07                 26,000,000       28,470,000
---------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                 23,640,000       25,649,400
---------------------------------------------------------------
Spectrasite Holdings Inc., Sr.
  Disc. Notes, 12.00%,
  07/15/08(a)(c)
  (Acquired 06/23/98; Cost
  $17,948,630)                      32,300,000       18,007,250
---------------------------------------------------------------
Sygnet Wireless Inc., Sr. Unsec.
  Notes, 11.50%, 10/01/06           18,800,000       20,680,000
---------------------------------------------------------------
Triton Communications Sr. Disc.
  Notes, 11.00%, 05/01/08(a)(c)
  (Acquired 04/29/98; Cost
  $11,595,666)                      19,464,000       11,045,820
---------------------------------------------------------------
                                                    233,671,520
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.71%

Esprit Telecom Group PLC (United Kingdom),
  Sr. Notes, 10.875%,
  06/15/08(a)
  (Acquired 06/19/98; Cost
  $4,900,000)                        4,900,000        4,863,250
---------------------------------------------------------------
  Sr. Yankee Notes, 11.50%,
  12/15/07                          22,500,000       23,259,375
---------------------------------------------------------------
Interamericas Communications
  Corp., Sr. Notes, 14.00%,
  10/27/07(a)(k)
  (Acquired 10/21/97-12/03/97;
  Cost $23,203,167)                 22,990,000       24,024,550
---------------------------------------------------------------
Long Distance International,
  Inc., Sr. Notes, 12.25%,
  04/15/08(a)(l)
  (Acquired 04/07/98-05/05/98;
  Cost $25,619,550)                 25,610,000       25,738,050
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       21,300,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom), Sr. Yankee Gtd.
  Notes, 12.25%, 11/15/06           20,734,000       23,429,420
---------------------------------------------------------------
Versatel Telecom BV
  (Netherlands), Sr. Notes,
  13.25%, 05/15/08(m)               20,230,000       21,342,650
---------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.25%,
  04/15/08(a)(n)
  (Acquired 04/03/98-06/02/98;
  Cost $39,782,600)                 38,000,000       40,090,000
---------------------------------------------------------------
                                                    184,047,295
---------------------------------------------------------------

TELEPHONE-3.64%

Dobson Wireline Co., Sr. Notes,
  12.25%, 06/15/08(a)
  (Acquired 06/10/98-06/24/98;
  Cost $35,960,270)                 36,250,000       35,706,250
---------------------------------------------------------------
Esat Holdings Ltd.(Ireland), Sr.
  Yankee Notes, 12.50%,
  02/01/07(c)                       25,530,000       19,019,850
---------------------------------------------------------------
Esat Telecom Group PLC
  (Ireland), Sr. Yankee Notes,
  12.50%, 02/01/07(c)                4,500,000        3,352,500
---------------------------------------------------------------
ICG Services, Inc., Sr. Disc.
  Notes, 10.00%, 02/15/08(a)(c)
  (Acquired 02/09/98-02/24/98;
  Cost $23,589,761)                 37,800,000       22,774,500
---------------------------------------------------------------
Nextlink Communications Inc.,
  Sr. Notes, 12.50%, 04/15/06       26,620,000       30,280,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELEPHONE-(CONTINUED)

US Xchange LLC, Sr. Notes,
  15.00%, 07/01/08(a)
  (Acquired 06/22/98; Cost
  $29,900,000)                    $ 29,900,000   $   30,871,750
---------------------------------------------------------------
                                                    142,005,100
---------------------------------------------------------------

TRUCKERS-0.61%

AmeriTruck Distribution Corp.,
  Series B Sr. Sub. Notes,
  12.25%, 11/15/05                   9,174,000        5,366,790
---------------------------------------------------------------
Travelcenters of America Inc.,
  Sr. Unsec. Gtd. Sub. Deb.,
  10.25%, 04/01/07                  17,530,000       18,406,500
---------------------------------------------------------------
                                                     23,773,290
---------------------------------------------------------------

TRUCKS & PARTS-0.43%

Blue Bird Body Co., Series B Sr.
  Sub. Notes, 10.75%, 11/15/06      15,425,000       16,890,375
---------------------------------------------------------------

WASTE MANAGEMENT-1.01%

Allied Waste Industries, Sr.
  Unsec. Disc. Notes, 11.30%,
  06/01/07(c)                       31,200,000       23,010,000
---------------------------------------------------------------
Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes,
  13.50%, 11/15/05                  14,280,000       16,422,000
---------------------------------------------------------------
                                                     39,432,000
---------------------------------------------------------------
    Total Corporate Bonds &
      Notes (Cost
      $3,487,051,349)                             3,557,007,330
---------------------------------------------------------------

                                     SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-0.39%

PUBLISHING (NEWSPAPERS)-0.04%

Affiliated Newspaper
  Investments(o)                        13,826        1,659,120
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-0.06%

Meditrust Companies(o)                  89,907        2,511,797
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.27%

Celcaribe S.A., Ordinary Trust
  Certificates(o)                    2,276,400        9,105,600
---------------------------------------------------------------
Nextel Communications, Inc.(o)          52,195        1,298,350
---------------------------------------------------------------
                                                     10,403,950
---------------------------------------------------------------

TELEPHONE-0.02%

Intermedia Communications
  Inc.(o)                               14,526          609,184
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,063,468)                                    15,184,051
---------------------------------------------------------------

PREFERRED STOCKS-4.45%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.12%

Benedek Communications,
  11.50% Sr. PIK Pfd.(a)(o)
  (Acquired 05/07/98-05/11/98;
  Cost $28,020,000)                     27,900       27,900,000
---------------------------------------------------------------
EchoStar Communications Corp.,
  12.125% PIK Pfd.(o)                   14,213       15,669,833
---------------------------------------------------------------
                                                     43,569,833
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BUILDING MATERIALS-0.28%

Brand Scaffold Services, Inc.,
  14.50% Pfd.(a)(o)
  (Acquired 02/25/98; Cost
  $11,092,290)                         330,000   $   10,972,500
---------------------------------------------------------------

FOODS-0.28%

Nebco Evans Holding Co.,
  11.25% PIK Pfd.(o)                   105,308       10,767,743
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.09%

SF Holdings Group, Inc.,
  13.75% PIK Pfd.(a)(o)(p)
  (Acquired 03/11/98; Cost
  $3,780,000)                              420        3,696,000
---------------------------------------------------------------

SHIPPING-0.19%

Pegasus Shipping Ltd., (Bermuda)
  Notes,
  14.50%, 07/01/08(a)(q)
  (Acquired 06/24/98; Cost
  $7,461,000)                        1,500,000        7,575,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.90%

Dobson Communications,
  12.25% Sr. PIK Pfd.(a)(o)
  (Acquired 01/20/98-04/01/98;
  Cost $26,467,723)                     26,129       27,436,206
---------------------------------------------------------------
Nextel Communications, Inc.,
  11.125% PIK Pfd.(a)(o)
  (Acquired 01/20/98-04/01/98;
  Cost $26,467,723)                     15,580       16,086,350
---------------------------------------------------------------
  13.00% Series D Sr. Unsec. PIK
  Pfd.(o)                               27,329       30,745,540
---------------------------------------------------------------
                                                     74,268,096
---------------------------------------------------------------

TELEPHONE-0.59%

Intermedia Communications Inc.,
  7.00% Series E, Conv. Pfd.(o)         50,000        1,831,250
---------------------------------------------------------------
  7.00% Conv. Pfd.(a)(o)
  (Acquired 10/24/97; Cost
  $14,007,253)                         580,000       21,242,500
---------------------------------------------------------------
                                                     23,073,750
---------------------------------------------------------------
    Total Preferred Stocks (Cost
      $156,379,515)                                 173,922,922
---------------------------------------------------------------

RIGHTS & WARRANTS-0.36%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.01%

Knology Holdings, Inc., expiring
  10/15/07(a)(o)
  (Acquired 03/12/98; Cost $0)          47,250          248,062
---------------------------------------------------------------
United International Holdings,
  expiring 11/15/99(o)                   9,250          111,000
---------------------------------------------------------------
                                                        359,062
---------------------------------------------------------------

CHEMICALS-0.00%

Sterling Chemicals Holdings,
  expiring 08/15/08(o)                   7,500          180,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, expiring
  02/01/04(o)                           18,802          188,020
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GAMING, LOTTERY & PERIMUTUEL COMPANIES-0.00%

Resort at Summerlin Corp.,
  expiring 12/15/07(o)                  23,900   $          239
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.01%

Republic Health Corp., expiring
  04/03/00(o)                           17,500          315,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.02%

HighwayMaster Communication
  Inc., expiring 01/20/49(o)            20,310           50,775
---------------------------------------------------------------
MVE Inc., expiring 02/15/02(o)           6,750          135,000
---------------------------------------------------------------
Primus Telecommunications,
  expiring 08/01/04(o)                  20,000          405,000
---------------------------------------------------------------
                                                        590,775
---------------------------------------------------------------

IRON & STEEL-0.01%

Bar Technologies Inc., expiring
  04/01/01(o)                            6,000          360,000
---------------------------------------------------------------
Gulf States Steel Corp.,
  expiring 04/15/03(o)                  15,990           39,975
---------------------------------------------------------------
                                                        399,975
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.01%

Berry Plastics Corp., expiring
  04/15/04(o)                            6,000          270,120
---------------------------------------------------------------

PERSONAL CARE-0.01%

IHF Capital Inc.,
  Series H, expiring 11/14/99(o)
  (Acquired 11/04/94; Cost $0)           8,000          240,000
---------------------------------------------------------------
  Series I, expiring 11/14/99(o)
  (Acquired 11/04/94-03/01/95;
  Cost $0)                               7,250           36,250
---------------------------------------------------------------
                                                        276,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.15%

Cellnet Data System, expiring
  10/01/07(o)
  (Acquired 09/24/97-10/15/97;
  Cost $0)                              10,000          302,500
---------------------------------------------------------------
Clearnet Communications Inc.
  (Canada), expiring 09/15/05(o)       100,716          981,981
---------------------------------------------------------------
ICG Communications, Inc.,
  expiring 10/15/05(o)                  39,600        1,049,400
---------------------------------------------------------------
McCaw Intl. Ltd., expiring
  04/15/07(o)                           39,500          207,375
---------------------------------------------------------------
Microcell Telecommunications
  Inc., expiring 06/01/06(o)
  (Acquired 12/18/96; Cost
  $992,888)                            118,000        2,216,040
---------------------------------------------------------------
Orion Network Systems, Inc.,
  expiring 01/15/07(o)                  43,600          589,600
---------------------------------------------------------------
Powertel Inc., expiring
  02/01/06(o)                           42,656          415,896
---------------------------------------------------------------
                                                      5,762,792
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.11%

RSL Communications, Ltd. (United
  Kingdom), expiring 11/15/06(o)        45,145        4,379,065
---------------------------------------------------------------

TELEPHONE-0.03%

ESAT Holdings Ltd., expiring
  02/01/07(o)
  (Acquired 06/16/97; Cost $0)          25,530        1,021,200
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELEPHONE-(CONTINUED)

Intermedia Communications Inc.,
  expiring 06/01/00(a)(o)
  (Acquired 10/25/95; Cost $0)           1,500   $      232,500
---------------------------------------------------------------
                                                      1,253,700
---------------------------------------------------------------
    Total Rights & Warrants
      (Cost $3,747,797)                              13,974,998
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-2.60%(r)
SBC Capital Markets, Inc.,
  5.70%, 07/01/98(s) (Cost
  $101,487,521)                   $101,487,521   $  101,487,521
---------------------------------------------------------------
TOTAL INVESTMENTS-98.89%                          3,861,576,822
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.11%                                  43,165,184
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,904,742,006
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/98 was $1,355,988,668 which represented 34.73% of the Fund's net assets.
(b)Issued as a unit. This unit also includes 15,500 warrants to purchase 31.12 shares of common stock per warrant.
(c)Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(d)Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(e)Issued as a unit. This unit also includes 15,400 warrants to purchase 6.73833 shares of common stock per warrant.
(f)Issued as a unit. This unit also includes 18,750 warrants to buy 1 share of common stock per warrant.
(g)Issued as a unit. This unit also includes 54,000 shares of Class C common stock.
(h)Issued as a unit. This unit also includes 27,085 warrants to buy 1.9 shares of common stock per warrant.
(i)Issued as a unit. This unit also includes 94,000 warrants to buy 10.8 shares of common stock per warrant.
(j)Issued as a unit. This unit also includes 40,550 warrants to buy .21785 share of common stock per warrant.
(k)Issued as a unit. This unit also includes 804,650 warrants to buy 1 share of common stock per warrant.
(l)Issued as a unit. This unit also includes 25,610 warrants to buy 15.0874 shares of common stock per warrant.
(m)Issued as a unit. This unit also includes 20,230 warrants to buy 6.667 shares of common stock per warrant.
(n)Issued as a unit. This unit also includes 18,354 shares of Series A preferred stock.
(o)Non-income producing security.
(p)Issued as a unit. This unit also includes 15,540 shares of Class C common stock.
(q)Issued as a unit. This unit also includes 15,000 warrants to buy 0.01411 shares of common stock per warrant.
(r)Collateral on repurchase agreements, including the Funds pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(s)Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,031,667. Collateralized by $671,357,000 U.S. Government obligations, 0% due 05/15/18 to 11/15/21 with an aggregate market value at 06/30/98 of $206,411,960.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $3,750,729,650)                           $3,861,576,822
----------------------------------------------------------
Receivables for:
  Investments sold                               4,852,038
----------------------------------------------------------
  Fund shares sold                              27,094,730
----------------------------------------------------------
  Dividends and interest                        65,103,809
----------------------------------------------------------
Investment for deferred compensation plan           60,493
----------------------------------------------------------
Other assets                                       119,928
----------------------------------------------------------
    Total assets                             3,958,807,820
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investment purchased                          27,365,354
----------------------------------------------------------
  Fund shares reacquired                         8,624,293
----------------------------------------------------------
  Dividends                                     12,383,209
----------------------------------------------------------
  Deferred compensation plan                        60,493
----------------------------------------------------------
Accrued advisory fees                            1,510,775
----------------------------------------------------------
Accrued administrative services fees                10,388
----------------------------------------------------------
Accrued distribution fees                        3,336,394
----------------------------------------------------------
Accrued trustees' fees                               4,050
----------------------------------------------------------
Accrued transfer agent fees                        455,675
----------------------------------------------------------
Accrued operating expenses                         315,183
----------------------------------------------------------
    Total liabilities                           54,065,814
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $3,904,742,006
==========================================================

NET ASSETS:

Class A                                     $1,879,803,065
==========================================================
Class B                                     $1,934,751,352
==========================================================
Class C                                     $   90,187,589
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        186,847,862
==========================================================
Class B                                        192,423,005
==========================================================
Class C                                          8,985,914
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $        10.06
==========================================================
  Offering price per share:
    (Net asset value of $10.06
    divided by 95.25%)                      $        10.56
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $        10.05
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $        10.04
==========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest                                     $185,722,534
---------------------------------------------------------
Dividends                                         972,161
---------------------------------------------------------
    Total investment income                   186,694,695
---------------------------------------------------------

EXPENSES:

Advisory fees                                   8,822,624
---------------------------------------------------------
Administrative services fees                       62,331
---------------------------------------------------------
Custodian fees                                    112,210
---------------------------------------------------------
Transfer agent fees -- Class A                  1,057,310
---------------------------------------------------------
Transfer agent fees -- Class B                  1,051,841
---------------------------------------------------------
Transfer agent fees -- Class C                     34,660
---------------------------------------------------------
Trustees' fees                                     11,756
---------------------------------------------------------
Distribution fees -- Class A                    2,330,502
---------------------------------------------------------
Distribution fees -- Class B                    9,019,306
---------------------------------------------------------
Distribution fees -- Class C                      272,736
---------------------------------------------------------
Other                                             164,581
---------------------------------------------------------
    Total expenses                             22,939,857
---------------------------------------------------------
Less: Expenses paid indirectly                    (93,343)
---------------------------------------------------------
    Net expenses                               22,846,514
---------------------------------------------------------
Net investment income                         163,848,181
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                       (19,984,454)
---------------------------------------------------------
  Foreign currencies                               (2,878)
---------------------------------------------------------
                                              (19,987,332)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    (30,680,317)
---------------------------------------------------------
    Net gain (loss) from investment
       securities and foreign currencies      (50,667,649)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $113,180,532
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $  163,848,181    $  247,013,864
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (19,987,332)       62,942,651
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   (30,680,317)       18,112,537
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         113,180,532       328,069,052
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (81,422,042)     (133,510,208)
----------------------------------------------------------------------------------------------
  Class B                                                        (72,307,245)     (111,521,456)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,166,714)         (357,582)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        112,500,361       469,620,256
----------------------------------------------------------------------------------------------
  Class B                                                        309,113,918       540,779,350
----------------------------------------------------------------------------------------------
  Class C                                                         65,513,770        26,215,648
----------------------------------------------------------------------------------------------
    Net increase in net assets                                   444,412,580     1,119,295,060
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,460,329,426     2,341,034,366
----------------------------------------------------------------------------------------------
  End of period                                               $3,904,742,006    $3,460,329,426
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,819,731,698    $3,332,603,649
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             12,643,780         4,691,600
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (38,480,644)      (18,493,312)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               110,847,172       141,527,489
----------------------------------------------------------------------------------------------
                                                              $3,904,742,006    $3,460,329,426
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,680,483 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translation -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $62,331 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1998, the Fund paid AFS $1,324,990 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $2,330,502, $9,019,306 and $272,736, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,102,778 from sales of the Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received $262,559 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1998, the Fund paid legal fees of $3,471 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $22,533 and $70,810, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $93,343 during the six months ended June 30, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.
NOTE 6-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $1,844,208,262 and $1,399,309,113, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $164,487,495
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (54,255,623)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $110,231,872
=========================================================

Cost of investments for tax purposes is $3,751,344,950.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                 JUNE 30,                      DECEMBER 31,
                                   1998                            1997
                       -----------------------------   -----------------------------
                         SHARES          AMOUNT          SHARES          AMOUNT
                       -----------   ---------------   -----------   ---------------
Sold:
  Class A               57,501,096   $   588,988,364    93,715,770   $   935,998,102
---------------------  -----------------------------   -----------------------------
  Class B               40,225,322       412,002,687    74,428,033       739,555,783
---------------------  -----------------------------   -----------------------------
  Class C*              19,084,681       194,842,959     2,840,747        28,847,843
---------------------  -----------------------------   -----------------------------
Issued as
  reinvestment of
  dividends:
  Class A                5,208,756        53,287,982     8,409,927        83,983,856
---------------------  -----------------------------   -----------------------------
  Class B                3,509,503        35,895,442     5,178,022        54,019,940
---------------------  -----------------------------   -----------------------------
  Class C*                 139,528         1,422,075        19,254           195,246
---------------------  -----------------------------   -----------------------------
Reacquired:
  Class A              (51,697,002)     (529,775,985)  (55,082,159)     (550,361,702)
---------------------  -----------------------------   -----------------------------
  Class B              (13,558,785)     (138,784,211)  (25,424,400)     (252,796,373)
---------------------  -----------------------------   -----------------------------
  Class C*             (12,819,723)     (130,751,264)     (278,573)       (2,827,441)
---------------------  -----------------------------   -----------------------------
                        47,593,376   $   487,128,049   103,806,621   $ 1,036,615,254
=====================  =============================   =============================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended June 30, 1998 and each of the years in the five-year period ended December 31, 1997; for a share of Class B outstanding during the six months ended June 30, 1998, each of the years in the four-year period ended December 31, 1997 and the period September 1, 1993; (date sales commenced) through December 31, 1993; and for a share of Class C outstanding during the six months ended June 30, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                           DECEMBER 31,
                                                    JUNE 30,      ---------------------------------------------------------------
                                                      1998           1997           1996          1995         1994        1993
                                                   ----------     ----------     ----------     --------     --------     -------
Net asset value, beginning of period               $    10.16     $     9.88     $     9.43     $   8.93     $  10.05     $  9.40
-------------------------------------------------  ----------     ----------     ----------     --------     --------     -------
Income from investment operations:
  Net investment income                                  0.47           0.90           0.92         0.93         0.96        0.97
-------------------------------------------------  ----------     ----------     ----------     --------     --------     -------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (0.13)          0.28           0.46         0.52        (1.12)       0.69
-------------------------------------------------  ----------     ----------     ----------     --------     --------     -------
    Total from investment operations                     0.34           1.18           1.38         1.45        (0.16)       1.66
-------------------------------------------------  ----------     ----------     ----------     --------     --------     -------
Less distributions:
  Dividends from net investment income                  (0.44)         (0.90)         (0.93)       (0.95)       (0.96)      (1.01)
-------------------------------------------------  ----------     ----------     ----------     --------     --------     -------
Net asset value, end of period                     $    10.06     $    10.16     $     9.88     $   9.43     $   8.93     $ 10.05
=================================================  ==========     ==========     ==========     ========     ========     =======
Total return(a)                                          3.39%         12.52%         15.44%       16.86%       (1.67)%     18.40%
=================================================  ==========     ==========     ==========     ========     ========     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,879,803     $1,786,352     $1,272,974     $886,106     $578,959     $550,760
=================================================  ==========     ==========     ==========     ========     ========     =======
Ratio of expenses to average net assets                  0.86%(b)       0.90%          0.97%        0.96%        1.00%       1.12%
=================================================  ==========     ==========     ==========     ========     ========     =======
Ratio of net investment income to average net
  assets                                                 9.17%(b)       9.08%          9.67%        9.95%       10.07%       9.82%
=================================================  ==========     ==========     ==========     ========     ========     =======
Portfolio turnover rate                                    39%            80%            77%          61%          53%         53%
=================================================  ==========     ==========     ==========     ========     ========     =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $1,879,852,200.

                                                                     CLASS B                                         CLASS C
                                 -------------------------------------------------------------------------------     --------
                                                                          DECEMBER 31,
                                  JUNE 30,      ----------------------------------------------------------------     JUNE 30,
                                    1998           1997           1996          1995         1994         1993         1998
                                 ----------     ----------     ----------     --------     --------     --------     --------
Net asset value, beginning of
  period                         $    10.16     $     9.88     $     9.42     $   8.92     $  10.04     $   9.96     $ 10.14
-------------------------------  ----------     ----------     ----------     --------     --------     --------     -------
Income from investment
  operations:
  Net investment income                0.42           0.83           0.85         0.85         0.87         0.32        0.43
-------------------------------  ----------     ----------     ----------     --------     --------     --------     -------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   (0.12)          0.28           0.47         0.52        (1.10)        0.07       (0.12)
-------------------------------  ----------     ----------     ----------     --------     --------     --------     -------
    Total from investment
      operations                       0.30           1.11           1.32         1.37        (0.23)        0.39        0.31
-------------------------------  ----------     ----------     ----------     --------     --------     --------     -------
Less distributions:
  Dividends from net investment
    income                            (0.41)         (0.83)         (0.86)       (0.87)       (0.89)       (0.31)      (0.41)
-------------------------------  ----------     ----------     ----------     --------     --------     --------     -------
Net asset value, end of period   $    10.05     $    10.16     $     9.88     $   9.42     $   8.92     $  10.04     $ 10.04
===============================  ==========     ==========     ==========     ========     ========     ========     =======
Total return(a)                        2.93%         11.71%         14.68%       15.91%       (2.48)%       4.00%       3.04%
===============================  ==========     ==========     ==========     ========     ========     ========     =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $1,934,751     $1,647,801     $1,068,060     $557,926     $191,338     $ 31,264     $90,188
===============================  ==========     ==========     ==========     ========     ========     ========     =======
Ratio of expenses to average
  net assets                           1.61%(b)       1.65%          1.68%        1.73%        1.80%        1.93%(c)    1.61%(b)
===============================  ==========     ==========     ==========     ========     ========     ========     =======
Ratio of net investment income
  to average net assets                8.42%(b)       8.33%          8.95%        9.18%        9.27%        8.99%(c)    8.42%(b)
===============================  ==========     ==========     ==========     ========     ========     ========     =======
Portfolio turnover rate                  39%            80%            77%          61%          53%          53%         39%
===============================  ==========     ==========     ==========     ========     ========     ========     =======

                                   CLASS C
                                 ------------

                                 DECEMBER 31,
                                     1997
                                 ------------
Net asset value, beginning of
  period                           $  10.04
-------------------------------    --------
Income from investment
  operations:
  Net investment income                0.35
-------------------------------    --------
  Net gains (losses) on
    securities (both realized
    and unrealized)                    0.10
-------------------------------    --------
    Total from investment
      operations                       0.45
-------------------------------    --------
Less distributions:
  Dividends from net investment
    income                            (0.35)
-------------------------------    --------
Net asset value, end of period     $  10.14
===============================    ========
Total return(a)                        4.49%
===============================    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $ 26,177
===============================    ========
Ratio of expenses to average
  net assets                           1.68%(c)
===============================    ========
Ratio of net investment income
  to average net assets                8.30%(c)
===============================    ========
Portfolio turnover rate                  80%
===============================    ========

(a) Does not deduct contingent deferred sales charges and for periods less than one year is not annualized.

(b) Ratios are annualized and based on average net assets of $1,818,810,362 and $54,999,294, for Class B and Class C respectively.

(c) Annualized.

                                                             Trustees & Officers

BOARD OF TRUSTEES                              OFFICERS                                          OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                                  11 Greenway Plaza
Chairman                                       Chairman                                          Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                         INVESTMENT ADVISOR
Director
ACE Limited;                                   John J. Arthur                                    A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Treasurer               11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                             Carol F. Relihan                                  Houston, TX 77046
                                               Senior Vice President and Secretary
Owen Daly II                                                                                     TRANSFER AGENT
Director                                       Gary T. Crum
Cortland Trust Inc.                            Senior Vice President                             A I M Fund Services, Inc.
                                                                                                 P.O. Box 4739
Edward K. Dunn Jr.                             Dana R. Sutton                                    Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                            CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Robert G. Alley
President, Mercantile Bankshares               Vice President                                    State Street Bank and Trust Company
                                                                                                 225 Franklin Street
Jack Fields                                    Stuart W. Coco                                    Boston, MA 02110
Chief Executive Officer                        Vice President
Texana Global, Inc.;                                                                             COUNSEL TO THE FUND
Formerly Member                                Melville B. Cox
of the U.S. House of Representatives           Vice President                                    Ballard Spahr
                                                                                                 Andrews & Ingersoll, LLP
Carl Frischling                                Karen Dunn Kelley                                 1735 Market Street
Partner                                        Vice President                                    Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                               Jonathan C. Schoolar                              COUNSEL TO THE TRUSTEES
Robert H. Graham                               Vice President
President and Chief Executive Officer                                                            Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                    Renee A. Friedli                                  919 Third Avenue
                                               Assistant Secretary                               New York, NY 10022
Lewis F. Pennock
Attorney                                       P. Michelle Grace                                 DISTRIBUTOR
                                               Assistant Secretary
Ian W. Robinson                                                                                  A I M Distributors, Inc.
Consultant; Formerly Executive                 Jeffrey H. Kupor                                  11 Greenway Plaza
Vice President and                             Assistant Secretary                               Suite 100
Chief Financial Officer                                                                          Houston, TX 77046
Bell Atlantic Management                       Nancy L. Martin
Services, Inc.                                 Assistant Secretary

Louis S. Sklar                                 Ofelia M. Mayo
Executive Vice President                       Assistant Secretary
Hines Interests
Limited Partnership                            Lisa A. Moss
                                               Assistant Secretary

                                               Kathleen J. Pflueger
                                               Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

                                               Mary J. Benson
                                               Assistant Treasurer

                                 The AIM Family of Funds--Registered Trademark--


                                          GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS

                                          AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund
                                          AIM Blue Chip Fund                       AIM Asian Growth Fund
                                          AIM Capital Development Fund             AIM Developing Markets Fund(2)
                                          AIM Constellation Fund                   AIM Emerging Markets Fund(2)
                                          AIM Mid Cap Growth Fund(2)               AIM Europe Growth Fund(2)
                                          AIM Select Growth Fund(3)                AIM European Development Fund
            [PHOTO OF                     AIM Small Cap Equity Fund(2)             AIM International Equity Fund
        11 GREENWAY PLAZA                 AIM Small Cap Opportunities Fund         AIM International Growth Fund(2)
          APPEARS HERE]                   AIM Value Fund AIM Weingarten Fund       AIM Japan Growth Fund(2)
                                                                                   AIM Latin American
                                          GROWTH & INCOME FUNDS                    Growth Fund(2)
                                                                                   AIM New Pacific Growth Fund(2)
                                          AIM Advisor Flex Fund
                                          AIM Advisor Large Cap Value Fund         GLOBAL GROWTH FUNDS
                                          AIM Advisor MultiFlex Fund
                                          AIM Advisor Real Estate Fund             AIM Global Aggressive Growth Fund
                                          AIM America Value Fund(2)                AIM Global Growth Fund
                                          AIM Balanced Fund                        AIM Worldwide Growth Fund(2)
                                          AIM Charter Fund
                                                                                   GLOBAL GROWTH & INCOME FUNDS
                                          INCOME FUNDS
                                                                                   AIM Global Growth & Income Fund(2)
                                          AIM Floating Rate Fund(2)                AIM Global Utilities Fund
                                          AIM High Yield Fund
                                          AIM Income Fund                          GLOBAL INCOME FUNDS
                                          AIM Intermediate Government Fund
                                          AIM Limited Maturity Treasury Fund       AIM Global Government Income Fund(2)
                                                                                   AIM Global High Income Fund(2)
                                          TAX-FREE INCOME FUNDS                    AIM Global Income Fund
                                                                                   AIM Strategic Income Fund(2)
                                          AIM High Income Municipal Fund
                                          AIM Municipal Bond Fund                  THEME FUNDS
                                          AIM Tax-Exempt Bond Fund of Connecticut
                                          AIM Tax-Free Intermediate Fund           AIM Global Consumer Products and Services Fund(2)
                                                                                   AIM Global Financial Services Fund(2)
                                          MONEY MARKET FUNDS                       AIM Global Health Care Fund(2)
                                                                                   AIM Global Infrastructure Fund(2)
                                          AIM Dollar Fund(2)                       AIM Global Resources Fund(2)
                                          AIM Money Market Fund                    AIM Global Telecommunications Fund(2)
                                          AIM Tax-Exempt Cash Fund                 AIM New Dimension Fund(2)

(1) AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds.
(3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds(R) is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

    INVEST WITH DISCIPLINE-SM-